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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 1999
                                                           -------------


                              DELTA AIR LINES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   1-5424                      58-0218548
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


        Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------


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Item 7.  EXHIBITS

         The following documents are filed with reference to the Registration Statement on Form S-3 (Registration No. 333-58647) of Delta Air Lines, Inc. (the "Company"):

1. Pricing Agreement, dated July 14, 1999, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Representatives acting on behalf of the Underwriters named in Schedule I thereto.

4.       Form of the Company's 8-1/8% Note due July 1, 2039.

5. Opinion of Robert S. Harkey, Esq., General Counsel of the Company, relating to the 8-1/8% Notes due July 1, 2039.

The Exhibit Index is on page 4.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              DELTA AIR LINES, INC.



                                              By: /s/Edward H. Bastian
                                                  --------------------
                                                  Edward H. Bastian
                                                  Vice President and Controller


Date:  July 16, 1999


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                                  EXHIBIT INDEX

EXHIBIT


1. Pricing Agreement, dated July 14, 1999, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Representatives acting on behalf of the Underwriters named in Schedule I thereto.

4.    Form of the Company's 8-1/8% Note due July 1, 2039.

5. Opinion of Robert S. Harkey, Esq., General Counsel of the Company, relating to the 8-1/8% Notes due July 1, 2039.


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